================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


February 3, 2000

To Our Shareholders:

We are pleased to submit to you our report for the quarter and year ended December 31, 1999. The net asset value on that date was $36.91. In addition, a distribution of $0.57 per share (including a regular $0.47 per share distribution plus a special income distribution of $0.10 per share) was declared for shareholders of record on December 15, 1999 and paid on December 16, 1999.

1999 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 4.04%. This performance compares favorably to the NAREIT Equity REIT Index* total return of -- 1.01%. For the year ended December 31, 1999, the Fund's total return was 2.68% which compared to the NAREIT Equity REIT Index total return of -- 4.62%.

    The REIT bear market continued in earnest in 1999, and for only the second time in history, and the first time in 25 years, REITs recorded back-to-back years of negative returns. As is well known, this performance came in the face of continued strong real estate fundamentals, rising inflation expectations and historically attractive REIT valuations.

    The best performing sectors in 1999 were Apartment and Office. Both were positively affected by the strong economy, exposure to the growth of the Internet and knowledge-based industries, and financial market discipline that constrained capital flows and new construction that might have led to overbuilding. The worst performing companies were owners of Health Care facilities, which were buffeted by Medicare reforms that reduced the profitability of nursing homes, and overbuilding in the assisted living industry that has caused severe financial distress for their operators. Also performing poorly was the Hotel sector, which suffered due to the increasing level of new hotel construction. The Retail sector, of course, was adversely affected by investor fears about the growing threat of the Internet on real estate based shopping.

    What is perhaps most interesting about performance in 1999 is what investment themes did not work, despite widely held beliefs that certain valuation parameters and corporate policies would stem the tide of persistent investor selling. While so-called 'value' investors in general suffered during the year, in the REIT universe neither value nor growth styles of management provided better returns. Net asset values (NAV) per share failed to provide a floor to REIT share prices, and now most trade well below NAV. Current dividend yield also provided little or no support as share price declines produced an unprecedented number of double-digit dividend yields in the REIT universe. Share buy-backs, which totaled several $billion, and were widely heralded as both managements' strongest defense and their greatest investment opportunity, failed to do more than barely cushion the fall of REIT prices. And finally, increased merger and acquisition activity, nearly everyone's expected outcome of the bear market, not only failed to materialize, but in the few transactions that did take place, the premium paid for the acquired company was disappointingly modest.

    Three factors worked well for us and resulted in our exceptionally strong relative performance. The first was our 'Realty Majors' strategy emphasizing the biggest, best managed and strongest capitalized companies in the REIT universe. The Cohen & Steers Realty Majors Index, for example, experienced a -- 1.32% total return for the year, fully 330 basis points in excess of the NAREIT Equity REIT Index return. Second, we were strongly weighted

                                       1

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.

in the aforementioned Apartment and Office sectors, the best performers for the year. And third, we established and maintained positions in certain companies, most notably Reckson Service Industries, which are leading the real estate industry's transformation to the technology age by providing state of the art Internet and communication access and other essential services to property owners and tenants.

    We believe that technology will play an increasingly significant role -- aside from its effect on the overall economy -- in the future of the real estate industry. Understanding these trends, their impact on different geographic regions, property sectors, and varying company strategies will be critical to investment success in the future. We intend to follow these trends and companies very closely and, most importantly, to profit from this research. We have therefore established a new sector: Services and Technology. Because of these companies' volatility and higher risk profiles, we will limit this sector's weighting so that the portfolio's real estate characteristics are not diluted. However, we do expect to continue to participate in this dynamic sector with a goal of enhancing investment performance.

INVESTMENT OUTLOOK

    As 2000 begins, little if anything has changed in the REIT investment environment. The economy continues to grow at a substantial pace and real estate fundamentals remain strong. We expect REIT earnings to grow by 8%, on average, this year, which is about in line with projections for the S&P 500. REITs are generally very well capitalized and these companies are expected to again record strong dividend growth. The REIT modernization legislation passed in 1999 has broadened these companies' power to control their destinies due to their new ability, starting in 2001, to establish taxable subsidiary companies that can engage in previously prohibited services and related businesses. Nonetheless, REIT shares remain at record low valuations and investor sentiment continues to strongly favor high technology and Internet-related companies.

    In our opinion, REITs continue to suffer from the lack of cyclical tailwinds from which they benefited in the mid-1990's, and from investor fears that cyclical headwinds may be just around the corner, the result of either a slowing economy (thereby reducing demand) or a boom in new construction (increasing supply). Thus, to commit to this sector one must be satisfied that neither of these are an issue or, if they are, that the stocks are cheap enough and have discounted these factors. While we are no better at predicting the economy than anyone else, it appears that there are very few impediments to continued economic growth, although perhaps not at the torrid pace of the past year. We also see ample evidence that the combination of enhanced real estate information flow and capital market discipline can be sufficient to control the amount of new construction in most property types and major regions of the country. As a result, we are not concerned that a supply/demand imbalance in the real estate market is about to develop. Consequently, due to the current level of REIT valuations, we also do not see a lot of risk in their share prices.

    The continued strength of the economy has justifiably caused fears of further interest rate increases this year, and many have suggested that this will be negative for real estate and REITs. This conclusion, however, may not be entirely correct and, again, recent experience is substantiating this. Again, using the supply and demand analogy, as long as interest rate increases do not choke off economic growth altogether, the demand side of the equation should stay intact. Importantly, real estate development is very sensitive to interest rates. Rising interest rates over the past year have already had the effect of slowing construction. We would expect that any additional rise in rates will further reduce development activity and nearly ensure limitations on new supply. This may also

                                       2

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.

precipitate a rise in required current returns (capitalization rates) on both new development and property purchases and a concomitant decline in property values. This situation may be exactly what the decline in REIT share prices has been anticipating. Again, as long as the economy continues to grow, rental income and, therefore, REIT earnings should not be negatively affected. Thus, REIT share prices may hold up relatively well. Further, this may create a new buying opportunity for the REITs that have retained or can access capital. It is for this reason that we have advocated that companies marshal as much liquidity as possible, and have focused our investments on those that have done so.

    Within the context of the entire REIT universe, we expect a continuation of divergent trends between different property sectors and companies. While we expect the 'Majors' strategy to continue as an important investment theme, we recognize that sector selection will play an increasingly important role in investment performance. We continue to like the Office sector, but favor urban locations. We have begun to increase our positions in the Health Care sector based on early signs that the worst may be over for both the owners and operators of health care facilities. Similarly, we have begun to increase our weighting in the Hotel sector, as we see abatement in the growth of new hotel construction and continued strong demand for rooms, particularly in the urban, upscale segment. We are continuing to underweight the Retail sector due to a peaking of earnings momentum and the continued threat of the Internet with respect to retailers' sales and profit margins. Further, we are reducing or eliminating any holdings where managements have not adapted well to a capital constrained environment or have not adopted a business strategy that addresses the changed fundamental trends.

    In our opinion, waiting for REITs to return to investor favor is not like waiting for bell-bottom pants and wide ties to come back into vogue. Real estate remains a large and essential, albeit changing, industry and REITs continue to be the prominent vehicle for investment. As always, it is our goal to deliver to investors a superior level of investment performance relative to the returns of the equity REIT market as a whole.

Sincerely,

                 Martin Cohen                     Robert H. Steers
                 MARTIN COHEN                     ROBERT H. STEERS
                 President                        Chairman


------------------------------------------------------------------------------
Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
------------------------------------------------------------------------------



* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.


                                       3

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

    The Fund's investment performance in 1999 was significantly in excess of its benchmark. Although real estate securities in general performed poorly in 1999, the Fund's results were positively affected by three factors. First, the Fund maintained a strategy of investing in the largest and best managed companies in the real estate industry, and these companies in aggregate performed better than average. Second, the Fund maintained a strong weighting in the Office and Apartment sectors, which were among the best performing in the industry. And third, the Fund maintained a large position in Reckson Service Industries, a company that provides a variety of services to the real estate industry, and whose share price rose substantially during the year.

    The performance of the Fund's cumulative return since its inception in 1991 has comfortably exceeded that of its benchmark.


----------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      FOR PERIODS ENDED DEC. 31, 1999
----------------------------------------------------------------------------
                                  1 YEAR         SINCE INCEPTION (7/2/91)
----------------------------------------------------------------------------
         Fund                      2.68%                 11.97%
----------------------------------------------------------------------------
         NAREIT Equity            -4.62%                 10.22%
----------------------------------------------------------------------------
         S&P 500                  21.04%                 20.04%
----------------------------------------------------------------------------


            GROWTH OF A $10,000 INVESTMENT
                    SINCE INCEPTION

               COHEN & STEERS     NAREIT           S&P
   7/2/91          10,000         10,000          10,000
  9/30/91          10,112         10,409          10,535
 12/31/91          10,792         10,970          11,418
  3/31/92          10,962         11,043          11,129
  6/30/92          11,226         11,334          11,340
  9/30/92          12,111         12,108          11,698
 12/31/92          12,959         12,571          12,287
  3/31/93          15,615         15,291          12,824
  6/30/93          15,014         14,852          12,887
  9/30/93          16,523         16,241          13,219
 12/31/93          15,389         15,041          13,526
  3/31/94          16,314         15,553          13,014
  6/30/94          16,517         15,840          13,068
  9/30/94          16,219         15,516          13,707
 12/31/94          16,669         15,518          13,704
  3/31/95          16,268         15,492          15,038
  6/30/95          16,996         16,403          16,474
  9/30/95          17,910         17,176          17,784
 12/31/95          18,523         17,888          18,854
  3/31/96          18,853         18,294          19,866
  6/30/96          19,982         19,108          20,758
  9/30/96          21,435         20,359          21,400
 12/31/96          25,651         24,196          23,185
  3/31/97          26,254         24,364          23,806
  6/30/97          27,369         25,576          27,963
  9/30/97          30,334         28,598          30,057
 12/31/97          31,077         29,098          30,920
  3/31/98          30,614         28,962          35,233
  6/30/98          29,169         27,634          36,396
  9/30/98          25,703         24,726          32,774
 12/31/98          25,462         24,005          39,757
  3/31/99          24,591         22,848          41,737
  6/30/99          27,638         25,152          44,679
  9/30/99          25,131         23,129          41,887
 12/31/99          26,146         22,896          48,120


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 *  Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is comprised of 167 real estate investment trusts. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

                                       4

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                          NUMBER               VALUE
                                                        OF SHARES             (NOTE 1)
                                                        ----------         --------------
EQUITIES                                 97.90%
    APARTMENT/RESIDENTIAL                16.83%
         Apartment Investment & Management
            Co. -- Class A.....................         2,628,700          $  104,655,119
         AvalonBay Communities.................         2,534,400              86,961,600
         Charles E. Smith Residential Realty...           618,000              21,861,750
         Equity Residential Properties Trust...           188,800               8,059,400
         Essex Property Trust..................           734,400              24,969,600
                                                                           --------------
                                                                              246,507,469
                                                                           --------------
    HEALTH CARE                           7.62%
         Health Care Property Investors........         1,121,200              26,768,650
        *Manor Care............................         1,504,300              24,068,800
      'D'Nationwide Health Properties..........         2,666,400              36,663,000
         Omega Healthcare Investors............           346,900               4,401,294
     *'D'Ventas................................         4,718,200              19,757,462
                                                                           --------------
                                                                              111,659,206
                                                                           --------------
    HOTEL                                 5.56%
         MeriStar Hospitality Corp.............            40,100                 641,600
         Starwood Hotels & Resorts Worldwide...         3,441,900              80,884,650
                                                                           --------------
                                                                               81,526,250
                                                                           --------------
    INDUSTRIAL                            6.45%
        #AMB Property Corp. 144A...............            13,941                      --
         AMB Property Corp.....................         2,308,100              46,017,744
         First Industrial Realty Trust.........           161,300               4,425,669
         ProLogis Trust........................         2,284,800              43,982,400
                                                                           --------------
                                                                               94,425,813
                                                                           --------------
    OFFICE                               30.19%
         Arden Realty Group....................         2,826,000              56,696,625
       **Brookfield Properties Corp............         1,335,000              13,935,954
         Cousins Properties....................           455,400              15,455,137
         Crescent Real Estate Equities Co......           804,100              14,775,337
         Equity Office Properties Trust........         1,621,000              39,917,125
         Highwoods Properties..................         1,279,700              29,753,025
      'D'Mack-Cali Realty Corp.................         3,180,300              82,886,569
      'D'SL Green Realty Corp..................         1,414,100              30,756,675
      'D'Vornado Realty Trust..................         4,864,900             158,109,250
                                                                           --------------
                                                                              442,285,697
                                                                           --------------

                See accompanying notes to financial statements.

                                       5

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                          NUMBER               VALUE
                                                        OF SHARES             (NOTE 1)
                                                        ----------         --------------
    OFFICE/INDUSTRIAL                    12.73%
      'D'Prime Group Realty Trust..............         1,391,200          $   21,128,850
         PS Business Parks.....................         1,004,300              22,847,825
      'D'Reckson Associates Realty Corp........         3,344,600              68,564,300
         Spieker Properties....................         2,029,500              73,949,906
                                                                           --------------
                                                                              186,490,881
                                                                           --------------
    SELF STORAGE                          2.38%
         Public Storage........................         1,539,200              34,920,600
                                                                           --------------

    SERVICES & TECHNOLOGY                 6.28%
        *Allied Riser Communications...........           269,300               5,571,144
        *Crescent Operating....................           301,200                 828,300
     *'D'Reckson Service Industries............         1,371,300              85,534,837
                                                                           --------------
                                                                               91,934,281
                                                                           --------------
    SHOPPING CENTER                       9.86%
       COMMUNITY CENTER                   3.10%
         Developers Diversified Realty Corp....         1,034,500              13,319,188
         Kimco Realty Corp.....................           947,300              32,089,787
                                                                           --------------
                                                                               45,408,975
                                                                           --------------
       REGIONAL MALL                      6.76%
         General Growth Properties.............         1,445,500              40,474,000
         Macerich Co...........................         1,606,500              33,435,281
         Rouse Co..............................           349,500               7,426,875
         Simon Property Group..................           773,400              17,739,863
                                                                           --------------
                                                                               99,076,019
                                                                           --------------
         TOTAL SHOPPING CENTER.................                               144,484,994
                                                                           --------------
              TOTAL EQUITIES (Identified
                cost -- $1,429,036,362)........                             1,434,235,191
                                                                           --------------

                See accompanying notes to financial statements.

                                       6

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                             PRINCIPAL              VALUE
                                                              AMOUNT               (NOTE 1)
                                                            -----------         --------------
COMMERCIAL PAPER                              1.43%
    Eiffel Funding, 4.25%, due 1/3/00..............         $18,910,000         $   18,905,535
    Leggett & Platt Corp., 4.25%, due 1/3/00.......           1,983,480              1,983,012
                                                                                --------------
         COMMERCIAL PAPER (Identified cost --
           $20,888,547)............................                                 20,888,547
                                                                                --------------
TOTAL INVESTMENTS (Identified cost --
  $1,449,924,909)........................    99.33%                              1,455,123,738
OTHER ASSETS IN EXCESS OF LIABILITIES....     0.67%                                  9,869,985
                                            -------                             --------------
NET ASSETS (Equivalent to $36.91 per
  share on 39,693,180 shares of capital
  stock outstanding).....................   100.00%                             $1,464,993,723
                                            -------                             --------------
                                            -------                             --------------

---------

 *  Non-income producing security.

'D' The Fund owns 5% or more of this company's outstanding voting shares
    (Note 6).

 # As of December 31, 1999, security is restricted and is subject to registration with the Securities and Exchange Commission. Escrow shares are held by the company's transfer agent. These shares have been valued at $0 market value due to the uncertainty of the Fund receiving them.

 ** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 1999 was $20,225,250 based on an exchange rate of 1 Canadian dollar to 0.689 U.S. dollars.



                See accompanying notes to financial statements.

                                       7

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,449,924,909) (Notes 1 and 6)..............  $1,455,123,738
    Dividends receivable....................................      10,863,910
    Receivable for fund shares sold.........................       4,744,502
    Receivable for investment securities sold...............         381,574
    Other assets............................................          98,945
                                                              --------------
         Total Assets.......................................   1,471,212,669
                                                              --------------
LIABILITIES:
    Payable for fund shares redeemed........................       3,017,049
    Payable for investment securities purchased.............       1,526,090
    Payable to investment adviser...........................       1,015,747
    Payable to administrator................................         434,594
    Unrealized depreciation on foreign currency forward
       contract (Note 4)....................................           2,571
    Other liabilities.......................................         222,895
                                                              --------------
         Total Liabilities..................................       6,218,946
                                                              --------------
NET ASSETS applicable to 39,693,180 shares of $0.001 par
    value common stock outstanding (Note 5).................  $1,464,993,723
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,464,993,723[div]39,693,180 shares outstanding)......  $        36.91
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,495,706,848
    Accumulated net realized loss on investments sold.......     (35,909,383)
    Net unrealized appreciation on investments and foreign
       currency forward contract (Note 4)...................       5,196,258
                                                              --------------
                                                              $1,464,993,723
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                                       8

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income (Note 1):
    Dividend income (net of $38,621 foreign withholding tax
       and including $61,668,431 received from affiliated
       issuers) (Note 6)....................................  $102,459,942
    Interest income.........................................       451,548
                                                              ------------
         Total Income.......................................   102,911,490
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................    14,080,229
    Administration and transfer agent fees (Note 2).........     2,432,944
    Interest expense (Note 8)...............................       254,474
    Reports to shareholders.................................       192,613
    Custodian fees and expenses.............................       186,253
    Professional fees.......................................        73,591
    Registration and filing fees............................        60,211
    Directors' fees and expenses (Note 2)...................        32,606
    Miscellaneous...........................................       368,687
                                                              ------------
         Total Expenses.....................................    17,681,608
    Reduction of expenses (Note 7)..........................      (199,795)
                                                              ------------
         Net Expenses.......................................    17,481,813
                                                              ------------
Net Investment Income.......................................    85,429,677
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments (includes net realized
       loss of $38,359,627 on sales of investments in
       affiliated issuers) (Note 6).........................   (74,867,037)
    Net change in unrealized appreciation/(depreciation) on
       investments and foreign currency forward contracts...    14,880,105
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments and foreign currency forward
            contracts (Note 4)..............................   (59,986,932)
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 25,442,745
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                       9

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE             FOR THE
                                                  YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...............   $   85,429,677      $  114,388,885
         Net realized gain/(loss) on
            investments......................      (74,867,037)         49,313,119
         Net change in unrealized
            appreciation/(depreciation) on
            investments and foreign currency
            forward contract (Note 4)........       14,880,105        (720,604,899)
                                                --------------      --------------
              Net increase/(decrease) in net
                assets resulting from
                operations...................       25,442,745        (556,902,895)
                                                --------------      --------------
    Dividends and Distributions to
       Shareholders from (Note 1):
         Net investment income...............      (71,807,679)        (92,852,026)
         Net realized gain on investments....               --         (82,995,761)
         Tax return of capital...............      (12,406,847)         (7,514,066)
                                                --------------      --------------
              Total dividends and
                distributions to
                shareholders.................      (84,214,526)       (183,361,853)
                                                --------------      --------------
    Capital Stock Transactions (Note 5):
         Decrease in net assets from Fund
            share transactions...............     (409,574,675)       (759,389,895)
                                                --------------      --------------
              Total decrease in net assets...     (468,346,456)     (1,499,654,643)

    Net Assets:
         Beginning of year...................    1,933,340,179       3,432,994,822
                                                --------------      --------------
         End of year.........................   $1,464,993,723      $1,933,340,179
                                                --------------      --------------
                                                --------------      --------------

                See accompanying notes to financial statements.

                                       10

================================================================================

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                1999       1998       1997       1996      1995
--------------------------------              --------   --------   --------   --------   ------
Net asset value, beginning of year..........  $  37.98   $  50.18   $  45.09   $  34.62   $32.90
                                              --------   --------   --------   --------   ------
Income from investment operations:
    Net investment income...................      2.01       1.97       1.87       1.86     1.86
    Net realized and unrealized gain/(loss)
      on investments and foreign currency
      forward contract (Note 4).............     (1.10)    (10.89)      7.40      11.04     1.69
                                              --------   --------   --------   --------   ------
         Total from investment operations...      0.91      (8.92)      9.27      12.90     3.55
                                              --------   --------   --------   --------   ------
Less dividends and distributions to
  shareholders from:
    Net investment income...................     (1.69)     (1.59)     (1.88)     (1.76)   (1.33)
    Net realized gain on investments........        --      (1.56)     (2.30)     (0.55)      --
    Tax return of capital...................     (0.29)     (0.13)        --      (0.12)   (0.50)
                                              --------   --------   --------   --------   ------
         Total dividends and distributions
           to shareholders..................     (1.98)     (3.28)     (4.18)     (2.43)   (1.83)
                                              --------   --------   --------   --------   ------
Net asset value, end of year................  $  36.91   $  37.98   $  50.18   $  45.09   $34.62
                                              --------   --------   --------   --------   ------
------------------------------------------------------------------------------------------------
Total investment return.....................      2.68%    -18.07%     21.16%     38.48%   11.13%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (in millions)...  $1,465.0   $1,933.3   $3,433.0   $2,036.4   $793.1
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
    Ratios of expenses to average daily net
      assets (before expense reduction).....      1.07%      1.04%      1.06%      1.10%    1.16%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
    Ratios of expenses to average daily net
      assets (net of expense reduction).....      1.06%      1.03%      1.05%      1.08%    1.12%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
    Ratios of net investment income to
      average daily net assets (before
      expense reduction)....................      5.15%      4.23%      4.02%      5.27%    6.01%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
    Ratios of net investment income to
      average daily net assets (net of
      expense reduction)....................      5.16%      4.24%      4.04%      5.28%    6.05%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------
    Portfolio turnover rate.................     21.34%     30.18%     40.44%     33.23%   22.68%
                                              --------   --------   --------   --------   ------
                                              --------   --------   --------   --------   ------

                See accompanying notes to financial statements.

                                       11

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

                                       12

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $12,406,847 ($0.29 per share) for the year ended December 31, 1999, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1999, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $13,621,998. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999, the Fund had a capital loss carryforward of $50,948,490 expiring in 2007.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $14,080,229 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1999, the Fund paid the Adviser $331,299 in fees under this administration agreement.

    In addition, Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase')

                                       13

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 1999, fees and related expenses accrued from non-affiliated directors totaled $32,606.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999 totaled $351,899,719 and $796,829,189, respectively.

    At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost.....................................   $1,434,885,803
                                                           --------------
     Gross unrealized appreciation......................   $  195,324,477
     Gross unrealized depreciation......................   $ (175,086,542)
                                                           --------------
                                                           --------------
     Net unrealized appreciation........................   $   20,237,935
                                                           --------------
                                                           --------------

NOTE 4. FOREIGN CURRENCY FORWARD CONTRACTS

    At December 31, 1999, Cohen & Steers Realty Shares, Inc. entered into a Foreign Currency Forward Contract which contractually obligate the Fund to receive currency at a specified future date.

    The open contract is as follows:

                                                                               NET UNREALIZED
                              FOREIGN    IN EXCHANGE   SETTLEMENT              APPRECIATION/
          CONTRACT            CURRENCY       FOR          DATE       VALUE     (DEPRECIATION)
          --------            --------       ---          ----       -----     --------------
Sell: Canadian Dollar.......  204,255     $138,168     01/03/2000   $140,739      $(2,571)


                                       14

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                  FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                   DECEMBER 31, 1999             DECEMBER 31, 1998
                              ---------------------------   ----------------------------
                                SHARES         AMOUNT         SHARES          AMOUNT
                              -----------   -------------   -----------   --------------
Sold........................   13,508,463   $ 512,840,372    19,345,027   $   869,232,043
Issued as reinvestment of
  dividends.................    1,948,633      69,716,308     3,881,513       158,738,009
Redeemed....................  (26,674,342)   (992,131,355)  (40,731,134)   (1,787,359,947)
                              -----------   -------------   -----------   ---------------
Net decrease................  (11,217,246)  $(409,574,675)  (17,504,594)  $ (759,389,895)
                              -----------   -------------   -----------   ---------------
                              -----------   -------------   -----------   ---------------

NOTE 6. INVESTMENTS IN AFFILIATES

    The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1999 totaled $503,400,943.

    Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

SUMMARY OF TRANSACTIONS WITH AFFILIATES:
(AMOUNT IN THOUSANDS)

                                     BEGINNING   PURCHASE    SALE    ENDING   PURCHASE    SALES     GAIN/(LOSS)   DIVIDEND
             EQUITIES                 SHARES      SHARES    SHARES   SHARES     COST       COST      ON SALES      INCOME
             --------                ---------   --------   ------   ------   --------   --------   -----------   --------
*Apartment Investment & Management
  Co...............................    2,883         --       254    2,629    $    --    $ 10,010    $   (486)    $ 6,965
*Arden Realty Group................    3,681         --       855    2,826         --      23,494      (3,640)      5,589
*Developers Diversified Realty
  Corp.............................    3,579         --     2,544    1,035         --      47,033      (7,590)      2,625
*Essex Property Trust..............    1,244         --       510      734         --      14,912         429       2,044
*General Growth Properties.........    2,108        111       773    1,446      3,218      25,447         906       2,953
*Highwoods Properties..............    3,561         --     2,281    1,280         --      68,475     (11,686)      5,591
*LNR Property Corp.................    2,500         --     2,500       --         --      56,544     (11,096)        116
*Macerich Co.......................    2,036         --       429    1,607         --      11,716        (984)      3,253
 Mack-Cali Realty Corp.............    4,319         --     1,139    3,180         --      42,600     (12,003)     11,095
 Nationwide Health.................    1,011      1,655        --    2,666     29,829          --          --       3,755
 Prime Group Realty Trust..........    1,649         --       258    1,391         --       5,177      (1,264)      1,932
 Reckson Associates Realty Corp....    3,359         --        14    3,345         --         390         (70)      4,854
 Reckson Service Industries........    1,613         62       304    1,371      1,279       1,528      10,561          --
 SL Green Realty Corp..............    1,439         --        25    1,414         --         636        (181)      2,006
 Ventas............................       --      4,718        --    4,718     19,789          --          --          --
*Vornado Operating Co..............      252         --       252       --         --       1,712         163          --
 Vornado Realty Trust..............    5,051         --       186    4,865         --       8,059      (1,419)      8,890
                                                                              -------    --------    --------     -------
                                                                              $54,115    $317,733    $(38,360)    $61,668
                                                                              -------    --------    --------     -------
                                                                              -------    --------    --------     -------

---------
* As of December 31, 1999, no longer an affiliate.

                                       15

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $199,795 under this arrangement.

NOTE 8. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. At December 31, 1999, the Fund had no loans outstanding. During the year ended December 31, 1999, the average daily balance of loans outstanding was $12,525,758 at a weighted average interest rate of 5.54%. The maximum amount of loans outstanding at any time during the year ended was $70,000,000 on April 7, 1999, which was 4.30% of total assets. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.






                                       16

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

================================================================================

                       COHEN & STEERS REALTY SHARES, INC.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
February 3, 2000




                                       17

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


================================================================================

                    COHEN & STEERS REALTY SHARES, INC.

 OFFICERS AND DIRECTORS                KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, MA 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, NY 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, Inc.
                                       757 Third Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant Secretary
                                       NASDAQ Symbol: CSRSX
                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Realty Shares, Inc. unless accompanied
                                       or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance of course is no guarantee of future results and your investment may be worth more or less at the time you sell.

                                       18

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


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017




      [LOGO]

  COHEN & STEERS
-------------------
   REALTY SHARES


-------------------


   ANNUAL REPORT
 DECEMBER 31, 1999




                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as ................................. 'D'
The division sign shall be expressed as ................................. [div]